Extractive Sector Transparency Measures Act - Annual Report

UEC
Uranium Energy Corp

Reporting Entity Name	Uranium Energy Corp				
Reporting Year	From	8/1/2024	To:	7/31/2025	Date submitted 12/19/2025
Reporting Entity ESTMA Identification Number	E022242		◉ Original Submission ◯ Amended Report		
Other Subsidiaries Included (optional field)					
Not Consolidated					
Not Substituted					

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Josephine Man	Date	*12/19/2025*
Position Title	Chief Financial Officer		

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	8/1/2024	To:	7/31/2025
Reporting Entity Name		Uranium Energy Corp	Currency of the Report	CAD
Reporting Entity ESTMA Identification Number		E022242		
Subsidiary Reporting Entities (if necessary)				

Payments by Payee

Country	Payee Name[1]	Departments, Agency, etc... within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
United States of America	Government of United States of America	Bureau of Land Management			2,274,781					**2,274,781**	
United States of America	State of Texas	Texas Commission on Environmental Quality			348,975					**348,975**	
United States of America	State of Wyoming	Wyoming Department of Revenue	835,141							**835,141**	
United States of America	State of Wyoming	Office of State Lands & Investments			202,571					**202,571**	
United States of America	State of Wyoming	Wyoming Department of Environmental Quality			611,577					**611,577**	
United States of America	Johnson County Wyoming		386,008		71					**386,079**	
United States of America	Natrona County Wyoming		131,517		4,168					**135,685**	

Additional Notes:

Payments in the United States are converted from United States dollars ("USD") to Canadian dollars ("CAD") using a weighted average of the exchange rates during the reporting period of 1 CAD = 0.7167 USD

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	8/1/2024	To: 7/31/2025
Reporting Entity Name	Uranium Energy Corp	Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E022242		
Subsidiary Reporting Entities (if necessary)			

Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[2,3]
United States of America	Allemand Ross	-		132,692					132,692	
United States of America	Antelope	-		178,265					178,265	
United States of America	Barge	-		98,180					98,180	
United States of America	Black Hills	-		9,822					9,822	
United States of America	Brown Ranch	-		40,517					40,517	
United States of America	Bull Springs	-		60,856					60,856	
United States of America	Central Shirley Basin	-		25,853					25,853	
United States of America	Charlie Project	-		4,018					4,018	
United States of America	Christensen Ranch	480,265		343,169					823,434	
United States of America	Clarkson Hills	-		5,584					5,584	
United States of America	Crooks Creek	-		78,016					78,016	
United States of America	Crook's Mountain	-		20,384					20,384	
United States of America	Crossroads	-		65,030					65,030	
United States of America	Cyclone Rim	-		59,715					59,715	
United States of America	East Shirley Basin	-		43,813					43,813	
United States of America	Gas Hills	-		52,228					52,228	
United States of America	Horse Creek	-		7,539					7,539	
United States of America	IrigarayPlant	872,401		249,198					1,121,599	
United States of America	JAB	-		36,024					36,024	
United States of America	Ludeman	-		214,380					214,380	
United States of America	Moore Ranch	-		101,077					101,077	
United States of America	Mule Creek	-		3,628					3,628	
United States of America	Niles Ranch	-		22,058					22,058	
United States of America	Nine Mile	-		24,205					24,205	
United States of America	Pine Ridge	-		43,921					43,921	
United States of America	Pine Tree	-		26,378					26,378	
United States of America	Pumpkin Creek	-		13,952					13,952	
United States of America	Red Rim	-		9,487					9,487	
United States of America	Reno Creek	-		220,362					220,362	
United States of America	Reno South	-		36,122					36,122	
United States of America	Ross Flats	-		42,707					42,707	
United States of America	Sand Creek	-		23,174					23,174	
United States of America	South Pine Ridge	-		30,987					30,987	
United States of America	South Sweetwater	-		7,590					7,590	
United States of America	Stewart Creek	-		28,071					28,071	
United States of America	Taylor Ranch	-		37,537					37,537	
United States of America	Twin Buttes	-		95,250					95,250	
United States of America	West Beaver Rim	-		20,258					20,258	
United States of America	West Crook's Creek	-		15,026					15,026	
United States of America	West Jab	-		28,685					28,685	
United States of America	West Sweetwater	-		15,068					15,068	
United States of America	Sweetwater	-		313,062					313,062	
United States of America	Anderson	-		131,428					131,428	
United States of America	Workman Creek	-		55,250					55,250	
United States of America	C de Baca	-		8,371					8,371	
United States of America	Dalton Pass	-		14,231					14,231	
United States of America	Burke Hollow	-		85,448					85,448	
United States of America	Goliad	-		85,009					85,009	
United States of America	Hobson	-		89,259					89,259	
United States of America	Palangana	-		89,259					89,259	

Additional Notes[3]: Payments in the United States are converted from United States dollars ("USD") to Canadian dollars ("CAD") using a weighted average of the exchange rates during the reporting period of 1 CAD = 0.7167 USD

Project	Country	Govt.	In CAD	Fees/Taxes	Extraction Method
Allemand Ross	UNITED STATES	Bureau of Land Managment	126,126	Fees	Well
Allemand Ross	UNITED STATES	Office of State Lands & Investments	6,566	Fees	Well
Antelope	UNITED STATES	Bureau of Land Managment	175,516	Fees	Well
Antelope	UNITED STATES	Office of State Lands & Investments	2,749	Fees	Well
Barge	UNITED STATES	Bureau of Land Managment	95,431	Fees	Well
Barge	UNITED STATES	Office of State Lands & Investments	2,749	Fees	Well
Black Hills	UNITED STATES	Bureau of Land Managment	8,929	Fees	Well
Black Hills	UNITED STATES	Office of State Lands & Investments	893	Fees	Well
Brown Ranch	UNITED STATES	Bureau of Land Managment	39,624	Fees	Well
Brown Ranch	UNITED STATES	Office of State Lands & Investments	893	Fees	Well
Bull Springs	UNITED STATES	Bureau of Land Managment	52,738	Fees	Well
Bull Springs	UNITED STATES	Office of State Lands & Investments	8,118	Fees	Well
Central Shirley Basin	UNITED STATES	Bureau of Land Managment	22,602	Fees	Well
Central Shirley Basin	UNITED STATES	Office of State Lands & Investments	3,251	Fees	Well
Charlie Project	UNITED STATES	Office of State Lands & Investments	4,018	Fees	Well
Christensen Ranch	UNITED STATES	Bureau of Land Managment	103,524	Fees	Well
Christensen Ranch	UNITED STATES	Department of Environmental Quality	221,186	Fees	Well
Christensen Ranch	UNITED STATES	Johnson County Clerk	42	Fees	Well
Christensen Ranch	UNITED STATES	Johnson County Treasurer	348,748	Taxes	Well
Christensen Ranch	UNITED STATES	Natrona County Treasurer	131,517	Taxes	Well
Christensen Ranch	UNITED STATES	Natrona County Clerk	4,107	Fees	Well
Christensen Ranch	UNITED STATES	Office of State Lands & Investments	14,310	Fees	Well
Clarkson Hills	UNITED STATES	Bureau of Land Managment	5,581	Fees	Well
Clarkson Hills	UNITED STATES	Natrona County Clerk	3	Fees	Well
Crooks Creek	UNITED STATES	Bureau of Land Managment	61,109	Fees	Well
Crooks Creek	UNITED STATES	Office of State Lands & Investments	16,907	Fees	Well
Crook's Mountain	UNITED STATES	Bureau of Land Managment	16,742	Fees	Well
Crook's Mountain	UNITED STATES	Office of State Lands & Investments	3,642	Fees	Well
Crossroads	UNITED STATES	Bureau of Land Managment	61,389	Fees	Well
Crossroads	UNITED STATES	Office of State Lands & Investments	3,641	Fees	Well
Cyclone Rim	UNITED STATES	Bureau of Land Managment	59,715	Fees	Well
East Shirley Basin	UNITED STATES	Bureau of Land Managment	34,880	Fees	Well
East Shirley Basin	UNITED STATES	Office of State Lands & Investments	8,933	Fees	Well
Gas Hills	UNITED STATES	Bureau of Land Managment	37,949	Fees	Well
Gas Hills	UNITED STATES	Office of State Lands & Investments	14,279	Fees	Well
Horse Creek	UNITED STATES	Bureau of Land Managment	7,534	Fees	Well
Horse Creek	UNITED STATES	Natrona County Clerk	5	Fees	Well
IrigarayPlant	UNITED STATES	Bureau of Land Managment	25,672	Fees	Well
IrigarayPlant	UNITED STATES	Department of Environmental Quality	221,185	Fees	Well
IrigarayPlant	UNITED STATES	Johnson County Clerk	19	Fees	Well
IrigarayPlant	UNITED STATES	Johnson County Treasurer	37,260	Taxes	Well
IrigarayPlant	UNITED STATES	Natrona County Clerk	21	Fees	Well
IrigarayPlant	UNITED STATES	Office of State Lands & Investments	2,301	Fees	Well
IrigarayPlant	UNITED STATES	Wyoming Department of Revenue	835,141	Taxes	Well
JAB	UNITED STATES	Bureau of Land Managment	33,206	Fees	Well
JAB	UNITED STATES	Office of State Lands & Investments	2,818	Fees	Well
Ludeman	UNITED STATES	Bureau of Land Managment	208,164	Fees	Well
Ludeman	UNITED STATES	Department of Environmental Quality	49	Fees	Well
Ludeman	UNITED STATES	Office of State Lands & Investments	6,167	Fees	Well
Moore Ranch	UNITED STATES	Bureau of Land Managment	23,997	Fees	Well
Moore Ranch	UNITED STATES	Department of Environmental Quality	71,875	Fees	Well
Moore Ranch	UNITED STATES	Office of State Lands & Investments	5,205	Fees	Well
Mule Creek	UNITED STATES	Bureau of Land Managment	3,628	Fees	Well
Niles Ranch	UNITED STATES	Bureau of Land Managment	13,952	Fees	Well
Niles Ranch	UNITED STATES	Office of State Lands & Investments	8,106	Fees	Well
Nine Mile	UNITED STATES	Bureau of Land Managment	18,696	Fees	Well
Nine Mile	UNITED STATES	Natrona County Clerk	12	Fees	Well
Nine Mile	UNITED STATES	Office of State Lands & Investments	5,497	Fees	Well
Pine Ridge	UNITED STATES	Bureau of Land Managment	42,693	Fees	Well
Pine Ridge	UNITED STATES	Office of State Lands & Investments	1,228	Fees	Well
Pine Tree	UNITED STATES	Bureau of Land Managment	25,951	Fees	Well
Pine Tree	UNITED STATES	Johnson County Clerk	3	Fees	Well
Pine Tree	UNITED STATES	Natrona County Clerk	20	Fees	Well
Pine Tree	UNITED STATES	Office of State Lands & Investments	404	Fees	Well
Pumpkin Creek	UNITED STATES	Bureau of Land Managment	13,952	Fees	Well
Red Rim	UNITED STATES	Bureau of Land Managment	9,487	Fees	Well
Reno Creek	UNITED STATES	Bureau of Land Managment	153,800	Fees	Well
Reno Creek	UNITED STATES	Department of Environmental Quality	50,255	Fees	Well
Reno Creek	UNITED STATES	Office of State Lands & Investments	16,307	Fees	Well
Reno South	UNITED STATES	Bureau of Land Managment	35,717	Fees	Well
Reno South	UNITED STATES	Office of State Lands & Investments	405	Fees	Well
Ross Flats	UNITED STATES	Bureau of Land Managment	38,509	Fees	Well
Ross Flats	UNITED STATES	Office of State Lands & Investments	4,198	Fees	Well
Sand Creek	UNITED STATES	Bureau of Land Managment	15,068	Fees	Well
Sand Creek	UNITED STATES	Office of State Lands & Investments	8,106	Fees	Well
South Pine Ridge	UNITED STATES	Bureau of Land Managment	23,160	Fees	Well
South Pine Ridge	UNITED STATES	Office of State Lands & Investments	7,827	Fees	Well
South Sweetwater	UNITED STATES	Bureau of Land Managment	6,697	Fees	Well
South Sweetwater	UNITED STATES	Office of State Lands & Investments	893	Fees	Well
Stewart Creek	UNITED STATES	Bureau of Land Managment	25,392	Fees	Well
Stewart Creek	UNITED STATES	Office of State Lands & Investments	2,679	Fees	Well
Taylor Ranch	UNITED STATES	Bureau of Land Managment	25,951	Fees	Well
Taylor Ranch	UNITED STATES	Johnson County Clerk	7	Fees	Well
Taylor Ranch	UNITED STATES	Office of State Lands & Investments	11,579	Fees	Well
Twin Buttes	UNITED STATES	Bureau of Land Managment	85,665	Fees	Well
Twin Buttes	UNITED STATES	Office of State Lands & Investments	9,585	Fees	Well
West Beaver Rim	UNITED STATES	Bureau of Land Managment	17,580	Fees	Well
West Beaver Rim	UNITED STATES	Office of State Lands & Investments	2,678	Fees	Well
West Crook's Creek	UNITED STATES	Bureau of Land Managment	12,278	Fees	Well
West Crook's Creek	UNITED STATES	Office of State Lands & Investments	2,748	Fees	Well
West Jab	UNITED STATES	Bureau of Land Managment	27,346	Fees	Well
West Jab	UNITED STATES	Office of State Lands & Investments	1,339	Fees	Well
West Sweetwater	UNITED STATES	Bureau of Land Managment	15,068	Fees	Well
Sweetwater	UNITED STATES	Bureau of Land Managment	254,483	Fees	Open Pit
Sweetwater	UNITED STATES	Department of Environmental Quality	47,027	Fees	Open Pit
Sweetwater	UNITED STATES	Office of State Lands & Investments	11,552	Fees	Open Pit
Anderson	UNITED STATES	Bureau of Land Managment	131,428	Fees	Open Pit
Workman Creek	UNITED STATES	Bureau of Land Managment	55,250	Fees	Underground Mining
C de Baca	UNITED STATES	Bureau of Land Managment	8,371	Fees	Underground Mining
Dalton Pass	UNITED STATES	Bureau of Land Managment	14,231	Fees	Underground Mining
Burke Hollow	UNITED STATES	Texas Commission on Environmental Quality	85,448	Fees	Well
Goliad	UNITED STATES	Texas Commission on Environmental Quality	85,009	Fees	Well
Hobson	UNITED STATES	Texas Commission on Environmental Quality	89,259	Fees	Well
Palangana	UNITED STATES	Texas Commission on Environmental Quality	89,259	Fees	Well